Exhibit 99.1

AMENDED AND RESTATED DISTRIBUTION REINVESTMENT PLAN OF FS CREDIT

OPPORTUNITIES CORP.

FS Credit Opportunities Corp., a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to cash dividends or distributions (each, a “Distribution”) declared by its Board of Directors (the “Board of Directors”) on shares of its common stock, par value $0.001 per share (the “Common Stock”):

1.             Unless a stockholder specifically elects to receive cash in accordance with the Plan, all Distributions declared after the effective date hereof by the Board of Directors shall be payable in shares of Common Stock, and no action shall be required on such stockholder’s part to receive a Distribution in shares of Common Stock. DST Systems, Inc., the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), will establish an account for shares of Common Stock received pursuant to the Plan for each stockholder who has not affirmatively elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares of Common Stock, together with the shares of Common Stock of other Participants in the Plan Administrator’s name or that of its nominee. Notwithstanding anything herein to the contrary and subject to certain limitations and exceptions, a stockholder who was not a participant in the Distribution Reinvestment Plan (effective as of December 21, 2020) may continue to receive Distributions in cash until such time as such stockholder otherwise notifies the Plan Administrator in accordance with Section 4.

2.             Such Distributions shall be payable on such date or dates (each, a “Payment Date”) as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for such Distribution.

3.             With respect to each Distribution pursuant to the Plan, the Company reserves the right to either issue new shares of Common Stock or purchase shares of Common Stock in the open market for the accounts of Participants in connection with implementation of the Plan. Unless the Company, in its sole discretion, otherwise directs the Plan Administrator:

(A)           if the Market Price (as defined below) is equal to or greater than NAV (as defined below), then the Company shall issue shares of Common Stock at the greater of (i) NAV or (ii) 95% of the Market Price; or

(B)           if the Market Price is less than NAV, then, in the sole discretion of the Company, (i) shares of Common Stock shall be purchased in open market transactions for the accounts of Participants to the extent practicable, or (ii) the Company shall issue shares of Common Stock at NAV.

The number of shares of Common Stock to be issued to a Participant is determined by dividing the total dollar amount of the Distribution payable to the Participant by the price at which the Company issues such shares of Common Stock pursuant to Section 3.(A)(i), 3.(A)(ii) or 3.(B)(ii), as applicable. Shares of Common Stock purchased in open market transactions pursuant to Section 3.(B)(i) will be allocated to a Participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of Common Stock purchased in the open market with respect to such Distribution. “Market Price” means the market price per share of the Common Stock at the close of regular trading on the New York Stock Exchange or any other exchange or inter-dealer quotation system that represents the principal trading market for the shares of Common Stock (the “Principal Trading Market”) on the Payment Date, or if no sale is reported for such day, the average of the reported bid and asked prices. “NAV” means the net asset value per share (as estimated in good faith by the Company and rounded up to the nearest whole cent) of Common Stock on the Payment Date.

4.             A stockholder may, however, affirmatively elect to receive such stockholder’s Distributions in cash. Except as may otherwise be permitted by the Company in its sole discretion, the election will be effective immediately if such stockholder notifies the Plan Administrator in writing not less than 10 days prior to the record date fixed by the Board of Directors for the next Distribution; otherwise, such election will be effective only with respect to any subsequent Distribution. Such election shall remain in effect until the stockholder shall notify the Plan Administrator in writing of such stockholder’s withdrawal of the election, which withdrawal will be effective immediately if such stockholder notifies the Plan Administrator in writing not less than 10 days prior to the record date fixed by the Board of Directors for the next Distribution; otherwise, such withdrawal will be effective only with respect to any subsequent Distribution.

5.             The Plan Administrator will confirm to each Participant each issuance or acquisition made pursuant to the Plan on such Participant’s behalf as soon as practicable, but not later than the next quarterly statement issued to such Participant. Although each Participant may from time to time have a fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However,

Distributions on fractional shares will be credited to each Participant’s account.

6.             The Plan Administrator or another agent designated by the Company will forward to each Participant any proxy solicitation materials related to the Company and each report or other communication of the Company delivered to stockholders, and will vote any shares of Common Stock held by it under the Plan in accordance with the instructions set forth on proxies returned to the Company by Participants.

7.             In the event that the Company makes available to its stockholders rights to purchase additional shares of Common Stock or other securities, the shares of Common Stock held by the Plan Administrator for each Participant under the Plan will be added to any other shares of Common Stock held by the Participant in calculating the number of rights to be issued to the Participant.

8.             There will be no brokerage charges or other sales charges on newly-issued shares of Common Stock acquired by a stockholder under the Plan. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid by the Company. If a Participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares of Common Stock held by the Plan Administrator in the Participant’s account and remit the proceeds to the Participant, whether upon termination of the Plan by the Company, termination by a Participant of such Participant’s account under the Plan or otherwise, the Plan Administrator shall be authorized to deduct from the proceeds a $20.00 transaction fee for each transaction requested by a Participant, plus any applicable brokerage commission.

9.             The Plan Administrator or applicable brokerage firm will be responsible for generating or providing a Form 1099-DIV or any related tax forms associated with any Distributions that are reinvested or paid out.

10.           Each Participant may terminate such Participant’s account under the Plan by so notifying the Plan Administrator in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator not less than 10 days prior to the record date fixed by the Board of Directors for the next Distribution; otherwise, such termination will be effective only with respect to any subsequent Distribution. The Plan may be terminated or suspended from time to time by the Company at any time in its sole and absolute discretion. During any suspension of the Plan, all Distributions declared by the Board of Directors shall be payable in cash. The Plan may be reactivated following any suspension by the Company upon notice of such reactivation in a Form 8-K filed with the Securities and Exchange Commission (“SEC”). Upon any termination of the Plan by the Company or by a Participant of such Participant’s account under the Plan, the Plan Administrator will cause whole shares of Common Stock held for the Participant under the Plan to be credited to the Participant in book-entry form with the Company’s transfer agent and a cash adjustment for any fractional shares to be paid to the Participant at the market price per share of Common Stock at the close of regular trading on the Principal Trading Market on the date of such termination. If no sale is reported on the Principal Trading Market on the date of such termination, then the market price for the purpose of the payment of the cash adjustment for any fractional shares shall be the average of their electronically-reported bid and asked prices on the Principal Trading Market on such termination date. The Plan Administrator shall be authorized to deduct a $20.00 transaction fee, plus any applicable brokerage commission.

11.           These terms and conditions may be amended or supplemented by the Company at any time. The amendment or supplement shall be in a current report on Form 8-K filed with the SEC, and shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of such Participant’s account under the Plan. Any such amendment or supplement may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under the terms and conditions agreed upon by the Company. Upon any such appointment of any agent for the purpose of receiving Distributions, the Company shall be authorized to pay to such successor agent, for each Participant’s account, all Distributions payable on shares of Common Stock held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12.           The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13.           These terms and conditions of the Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to any conflict of laws principals or rules thereof, to the extent such principals would require or permit the application of the laws of another jurisdiction, and the Investment Company Act of 1940, as amended (the “1940 Act”). In the event of a conflict, the applicable provisions of the 1940 Act shall control.

Effective Date: November 14, 2022